UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008 (February 29, 2008)

EDUCATIONAL DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number: 0-4957

Delaware                                                                                                                       73-0750007
(State or other jurisdiction of                                                                                                     (I.R.S. Employer
  incorporation or organization)                                                                                                    Identification No.)

10302 East 55th Place, Tulsa, Oklahoma 74146-6515
(Address of principal executive offices and Zip Code)

(918) 622-4522
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 30, 2008, Educational Development Corporation, announced via press release, fiscal 2008 results.  A copy of the press release is attached hereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)           EXHIBITS

99.1 Press release dated as of May 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:              /s/ Randall W. White
Randall W. White
President and Chief Executive Officer

Date:  May 30, 2008

EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION

*99.1                      Press release dated as of May 30, 2008

_________
*Filed herewith.